UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 12, 2007 (September 6, 2007)
Education Realty Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	201352180
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

530 Oak Court Drive, Suite 300
Memphis, Tennessee		38117

(Address of Principal Executive Offices)		(Zip Code)
901-259-2500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On September 6, 2007, Education Realty Trust, Inc. (the “Company”) made a presentation to attendees of the Morgan Keegan 2007 Equity Conference at The Peabody Hotel in Memphis, Tennessee. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report.
     On September 11, 2007 the Company held its Investor Day, which included property tours in Raleigh and Greensboro, North Carolina. A copy of the Investor Day presentation is furnished as Exhibit 99.2 to this Current Report.
     In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits: The following exhibits are being furnished herewith to this Current Report on Form 8-K.

99.1	Presentation dated September 6, 2007

99.2	Presentation dated September 11, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: September 12, 2007	By:	/s/ Randall H. Brown Randall H. Brown
Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Presentation dated September 6, 2007
99.2	Presentation dated September 11, 2007